
              As filed with the Securities and Exchange Commission
                                 on May 28, 1998
                                                      Registration No. 333-_____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                               SAPIENT CORPORATION
             (Exact name of registrant as specified in its charter)


                   DELAWARE                                    04-3130648
       (State or other jurisdiction of                      (I.R.S. Employer
        incorporation or organization)                   Identification Number)

 ONE MEMORIAL DRIVE, CAMBRIDGE, MASSACHUSETTS                    02142
   (Address of Principal Executive Offices)                    (Zip Code)


                        1996 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the Plan)

                               JERRY A. GREENBERG
                                 J. STUART MOORE
                           CO-CHIEF EXECUTIVE OFFICERS
                               SAPIENT CORPORATION
                               ONE MEMORIAL DRIVE
                         CAMBRIDGE, MASSACHUSETTS 02142

                                 WITH A COPY TO:
                              DEBORAH ENGLAND GRAY
                                 GENERAL COUNSEL
                               SAPIENT CORPORATION
                               ONE MEMORIAL DRIVE
                         CAMBRIDGE, MASSACHUSETTS 02142
                                 (617) 621-0200

            (Name, address, including zip code, and telephone number,
                   including area code, of agents for service)


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

=============================================================================================
                           CALCULATION OF REGISTRATION FEE

                                                                 Proposed
Title of                                      Proposed           maximum
securities               Amount               maximum            aggregate       Amount of
to be                    to be                offering price     offering        registration
registered               registered           per share          price           fee
-------------------      -------------------  -------------      -------------   ------------
Common Stock,
$.01 par value           360,000 shares       $41.47(1)          $14,929,200(1)  $4,405.00

(1)  Estimated solely for the purpose of calculating the registration fee, and based upon the average of the high and low prices of the Common Stock on the Nasdaq National Market on May 26, 1998 in accordance with Rules 457(c)
     and 457(h) of the Securities Act of 1933.
=============================================================================================

                     STATEMENT OF INCORPORATION BY REFERENCE

     This Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8 (File No. 333-05155) filed by the Registrant on June 4, 1996, relating to the Registrant's 1996 Employee Stock Purchase Plan.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, Commonwealth of Massachusetts, on this 8th day of May, 1998.

                                        SAPIENT CORPORATION




                                        By: /s/ JERRY A. GREENBERG
                                            ------------------------------------
                                            Jerry A. Greenberg
                                            Co-Chief Executive Officer


                                POWER OF ATTORNEY

     We, the undersigned officers and directors of Sapient Corporation, hereby severally constitute and appoint Susan D. Johnson, Deborah England Gray, Paul P. Brountas and Jonathan Wolfman, and each of them singly, our true and lawful attorneys with full power to any of them, and to each of them singly, to sign for us and in our names in the capacities indicated below the Registration Statement on Form S-8 filed herewith and any and all pre-effective and post-effective amendments to said Registration Statement and generally to do all such things in our name and behalf in our capacities as officers and directors to enable Sapient Corporation to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


           Signature                                   Title                                       Date
           ---------                                   -----                                       ----

/s/ JERRY A. GREENBERG                   Co Chief Executive Officer and Director                May 8, 1998
---------------------------------------  (Principal Executive Officer)
    Jerry A. Greenberg


/s/ J. STUART MOORE                      Co-Chief Executive Officer and Director                May 8, 1998
-------------------------------------    (Principal Executive Officer)
    J. Stuart Moore


/s/ SUSAN D. JOHNSON                     Chief Financial Officer (Principal Financial and       May 8, 1998
-------------------------------------    Accounting Officer)
    Susan D. Johnson


/s/ CARL S. SLOANE                       Director                                               May 8, 1998
-------------------------------------
    Carl S. Sloane


/s/ DARIUS W. GASKINS, JR.               Director                                               May 8, 1998
-------------------------------------
    Darius W. Gaskins, Jr.


/s/ BRUCE D. PARKER                      Director                                               May 8, 1998
-------------------------------------
    Bruce D. Parker


/s/ R. STEPHEN CHEHEYL                   Director                                               May 8, 1998
-------------------------------------
    R. Stephen Cheheyl

                                  EXHIBIT INDEX




Exhibit
Number         Description
-------        -----------

4.1(1) Amended and Restated Certificate of Incorporation of the Registrant, as amended

4.2 (2)        Amended and Restated By-Laws of the Registrants

4.3 (2)        Specimen certificate for shares of common stock.

5.1            Opinion of Hale and Dorr LLP

23.1           Consent of Hale and Dorr LLP (included in Exhibit 5.1)

23.2           Consent of KPMG Peat Marwick LLP

24 Power of Attorney (included on the signature page to this Registration Statement)

-----------

(1) Incorporated herein by reference from the Registrant's Registration Statement on Form S-8 (File No. 333-______).

(2) Incorporated herein by reference from the Registrant's Registration Statement on Form S-1 (File No. 333-1586).